Exhibit 10.5



                    REAFFIRMATION AND RATIFICATION AGREEMENT

                                December 28, 2006

Laurus Master Fund, Ltd.
c/o Laurus Capital Management LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

     Reference is made to (a) the Securities Purchase Agreement dated as of June
                                                                            ----
30,  2005 (as amended, restated, modified and/or supplemented from time to time,
---------
the "June 2005 SPA") by and between New Century Energy Corp., a Colorado corporation ("New Century"), and Laurus Master Fund, Ltd. ("Laurus"), (b) the
               ------------                                    ------
Amended and Restated Secured Convertible Term Note effective as of June 30, 2005 made by New Century in favor of Laurus in the original principal amount of Fifteen Million Dollars ($15,000,000) (as amended, restated, modified and/or supplemented from time to time, the "June 2005 Term Note"), (c) the Subsidiary
                                       -------------------
Guaranty dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the "June 2005 Guaranty") made by Century
                                           -------------------
Resources,  Inc.,  a  Delaware  corporation  ("Century  Resources"), in favor of
                                               ------------------
Laurus, (d) the Master Security Agreement dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the "Master Security
                                                                 ---------------
Agreement")  among  New  Century,  Century  Resources  and Laurus, (e) the Stock
---------
Pledge Agreement dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the "June 2005 Pledge Agreement") by and
                                             --------------------------
between New Century and Laurus, (f) the Related Agreements (as defined in the June 2005 SPA) (as amended, restated, modified and/or supplemented from time to time, the "June 2005 Related Agreements") (the June 2005 SPA, the June 2005 Term
           ----------------------------
Note,  the  June  2005  Guaranty,  the  Master Security Agreement, the June 2005
Pledge Agreement and the June 2005 Related Agreements, each a "June 2005 Agreement" and collectively, the "June 2005 Agreements"), (g) the Securities
                                      --------------------
Purchase Agreement dated as of September 19, 2005 (as amended, restated, modified and/or supplemented from time to time, the "September 2005 SPA"), (h)
                                                       ------------------
the Secured Term Note in the original principal amount of Nine Million Five Hundred Thousand Dollars ($9,500,000) (as amended, restated, modified and/or supplemented from time to time, the "September 2005 Term Note"), (i) each
                                           --------------------------
Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of September 19, 2005 made by New Century and Century Resources in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "September 2005 Mortgages"), (j) the Related Agreements
                          ------------------------
(as defined in the September 2005 SPA) (as amended, restated, modified and/or supplemented from time to time, the "September 2005 Related Agreements" and
                                          ---------------------------------
together with the September 2005 SPA, the September 2005 Term Note and the September 2005 Mortgages, each a "September 2005 Agreement" and collectively the
                                  ------------------------
"September  2005  Agreements"),  (k) the Guaranty dated as of April 28, 2006 (as
 ---------------------------
amended, restated, modified and/or supplemented from time to time, the "April 2006 Guaranty") made by NCEC and Century Resources in favor of Laurus, (l) the Stock Pledge Agreement dated as of April 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Pledge
                                                             -------------------
Agreement")  by  and  between  New  Century  and Laurus and (m) each Amended and
---------
Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of April 26, 2006 made by New Century and Century Resources in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Mortgages") (the April 2006
                                          --------------------
Guaranty, the April 2006 Pledge Agreement and the April 2006 Mortgages, each an "April 2006 Agreement" and collectively the "April 2006 Agreements"); (m) the
 ----------------------                         ---------------------

Amended and Restated Secured Term Note effective as of April 28, 2006 made by Gulf Coast Oil Corporation, a Delaware corporation ("Gulf Coast") in favor of Laurus in the aggregate principal amount of Forty Million Dollars ($40,000,000) (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Term Note"), the Subsidiary Guaranty dated as of April 28, 2006 (as
 ---------------------
amended, restated, modified and/or supplemented from time to time, the "Guaranty") made by Gulf Coast in favor of Laurus, the Master Security Agreement
 --------
dated as of April 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "Master Security Agreement") by and between Gulf Coast
                           -------------------------
and Laurus and the Related Agreements (as defined in the April 2006 Securities Purchase Agreement (the "April 2006 SPA") (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Related Agreements"); the
                                           ------------------------------
Guaranty dated as of April 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Guaranty") made by New Century
                                       -------------------
and Century Resources in favor of Laurus, the Stock Pledge Agreement dated as of April 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Pledge Agreement") by and between New Century and Laurus
             ---------------------------
and (m) each Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of April 26, 2006 made by New Century and Century Resources in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Mortgages") (the April 2006 SPA, the April 2006 Term Note, the Guaranty, the Master Security Agreement and the April 2006 Related Agreements, the April 2006 Guaranty, the April 2006 Pledge Agreement and the April 2006 Mortgages, each an "April 2006
                                       --------------------           ----------
Agreement"  and  collectively the "April 2006 Agreements"); (n) the Secured Term
---------
Note effective as of June 30, 2006 made by Gulf Coast in favor of Laurus in the aggregate principal amount of Five Million Dollars ($5,000,000) (as amended, restated, modified and/or supplemented from time to time, the "June 2006 Term
                                                                  --------------
Note"), the Subsidiary Guaranty dated as of June 30, 2006 (as amended, restated,
----
modified and/or supplemented from time to time, the "Guaranty") made by Gulf Coast in favor of Laurus, and the Related Agreements (as defined in the June 2006 Securities Purchase Agreement (the "June 2006 SPA") (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Related
                                                             -------------------
Agreements")  (the  June 2006 SPA, the June 2006 Term Note, the Guaranty and the
----------
June  2006 Related Agreements, each a "June 2006 Agreement" and collectively the
                                       -------------------
"June  2006  Agreements");  the  Guaranty dated as of June 30, 2006 (as amended,
 ----------------------
restated, modified and/or supplemented from time to time, the "June 2006 Guaranty") made by New Century and Century Resources in favor of Laurus, the Guaranty dated as of June 30, 2006 (as amended, restated, modified and/or supplemented from time to time, the "June 2006 Gulf Coast Guaranty") made by
                                         -----------------------------
Gulf Coast in favor of Laurus, each Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of June 30, 2006 made by New Century, Century Resources and Gulf Coast in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "June 2006 Mortgages") (the June 2006 Guaranty, the June 2006 Gulf
               -------------------
Coast  Guaranty,  and  the June 2006 Mortgages, each a "June 2006 Agreement" and
                                                        -------------------
collectively  the  "June  2006  Agreements");
                    ----------------------

To induce Laurus to enter into the Securities Purchase Agreement dated as of the date hereof by and between New Century and Laurus (as amended, restated, modified and/or supplemented from time to time, the "December 2006 SPA") and
                                                         -----------------
purchase from New Century a Secured Term Note in the aggregate principal amount of Sixteen Million, Two Hundred and Ten Thousand Dollars ($16,210,000) (as amended, restated, modified and/or supplemented from time to time, the "December
                                                                        --------
2006  Term  Note"),  each  of  the  undersigned,  as  applicable,  hereby:
----------------

     (1) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the December 2006 SPA and the Related Agreements (as defined in the December 2006 SPA, the "December 2006 Related Agreements") (the
                                         --------------------------------
December  2006  SPA,  the  December 2006 Term Note and the December 2006 Related
                                                           ---------------------
Agreements,  each  a  "December  2006 Agreement" and collectively, the "December
----------             ------------------------
2006  Agreements");

     (2) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the June 2005 Agreements, the September 2005 Agreements, the April 2006 Agreements, and the June 2006 Agreements to which it is a party are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the December 2006 Agreements;

     (3) acknowledges, ratifies and confirms that the defined term "Obligations" under the June 2005 Guaranty, the Master Security Agreement, the September 2005 Mortgages, the April 2006 Guaranty and the April 2006 Mortgages and the defined term "Indebtedness" under the June 2005 Pledge Agreement and the April 2006 Pledge Agreement include, without limitation, all obligations and liabilities of Gulf Coast or New Century to Laurus under the June 2006 Agreements and/or the December 2006 Agreements and all other obligations and liabilities of each of the undersigned to Laurus (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent (collectively, the "Obligations");
                                  -----------

     (4) acknowledges and confirms that the occurrence of an Event of Default under any of the September 2005 Agreements, the June 2005 Agreements, the April 2006 Agreements and/or the June 2006 Agreements shall constitute an Event of Default under the December 2006 Agreements and (ii) the occurrence of an Event of Default under any of the December 2006 Agreements shall constitute an Event of Default under the September 2005 Agreements, the June 2005 Agreements, the April 2006 Agreements or the June 2006 Agreements;

     (5) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any of the September 2005 Agreements, the June 2005 Agreements, the April 2006 Agreements, or the June 2006 Agreements;

     (6) acknowledges, ratifies and confirms (i) the grant by each undersigned to Laurus of a security interest and lien in the assets of each undersigned as more specifically set forth in the June 2005 Agreements, the September 2005

Agreements, the April 2006 Agreements, the June 2006 Agreements, and the December 2006 Agreements as applicable (the "Security Interest Grants") and (ii) that the Security Interest Grants secure all Obligations; and

     (7) releases, remises, acquits and forever discharges Laurus and Laurus' employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Reaffirmation and Ratification Agreement, the June 2005 Agreements, the September 2005 Agreements, the April 2006 Agreements, the June 2006 Agreements, the December 2006 Agreements and any other document, instrument or agreement made by any of the undersigned in favor of Laurus.



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

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                       Very truly yours,
                                       NEW CENTURY ENERGY CORP.
                                       /s/ Edward R. DeStefano
                                       --------------------------------
                                       Edward DeStefano
                                       President
                                       Address:     5851 San Felipe, Suite 775
                                                    Houston, TX 77057


                                       CENTURY RESOURCES, INC.
                                       /s/ Edward R. DeStefano
                                       -------------------------------
                                       Edward DeStefano
                                       President
                                       Address:     5851 San Felipe, Suite 775
                                                    Houston, TX 77057


                                       GULF COAST OIL CORPORATION
                                       /s/ Edward R. DeStefano
                                       ------------------------------
                                       Edward DeStefano
                                       President
                                       Address:     5851 San Felipe, Suite 775
                                                    Houston, TX 77057




ACCEPTED AND AGREED TO:

LAURUS MASTER FUND, LTD.

By:  /s/ Eugene Grin
    ----------------------------
Name: Eugene Grin
     ---------------------------
Title: Director
      --------------------------

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